UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

2010 Salary Information for Named Executive Officers

On February 4, 2010, the Compensation Committee (the “Compensation Committee”) of the Board of directors (the “Board”) of Web.com Group, Inc. (the “Company”), approved the annual base salaries for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K).  The 2010 annual base salaries will be effective March 1, 2010. The 2010 annual base salaries for the named executive officers are set forth on Exhibit 10.15 to this Current Report on Form 8-K.

Payment of 2009 Bonuses for Named Executive Officers

On February 4, 2010, the Compensation Committee approved cash bonus payments for 2009 to be paid to the Company’s named executive officers. The payments were based on the Compensation Committee’s evaluation of certain individual and corporate performance objectives achieved during fiscal 2009. The 2009 bonus payments will be paid as soon as practical. The 2009 bonus payments for the named executive officers are set forth on Exhibit 10.15 to this Current Report on Form 8-K.

Establishment of 2010 Target Bonuses for Named Executive Officers

On February 4, 2010, the Compensation Committee established the target bonuses for the Company’s named executive officers for 2010, expressed as a percentage of the annual base salary for each named executive officer. Bonuses will be earned based on the achievement of certain levels of non-GAAP earnings per share and revenue (the “Financial Performance Indicators”) and may be paid in a mixture of cash and stock awards at the discretion of the Compensation Committee.  The amount of a bonus for a named executive officer that will ultimately be paid for performance in 2010 will be based on the Compensation Committee’s evaluation, in its sole discretion, of the Company’s Financial Performance Indicators, other factors the Compensation Committee deems relevant and that named executive officer’s performance in 2010.  The target bonuses for the named executive officers for 2010, expressed as a percentage of each named executive officer’s annual base salary, are set forth on Exhibit 10.15 to this Current Report on Form 8-K.

Equity Grants to Named Executive Officers

On February 4, 2010, the Compensation Committee approved the grant of restricted stock awards under the Company’s 2008 Equity Incentive Plan (the “2008 Plan”) and stock options under the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) to the Company’s named executive officers. The equity grants are set forth on Exhibit 10.15 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc.

Date: February 9, 2010
	By:	/s/Matthew P. McClure
Matthew P. McClure, Secretary

INDEX OF EXHIBITS

Exhibit
No.	Description
10.15	Compensation Information for Named Executive Officers +

_______________________

+	Indicates management contract or compensatory plan.